UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 9, 2013
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 9, 2013, Tesoro SoCal Pipeline Company LLC (the “Guaranteeing Subsidiary”), Tesoro Logistics LP, a Delaware limited partnership (“TLLP”), Tesoro Logistics Finance Corp., a Delaware corporation (together with TLLP, the “Issuers”), and U.S. Bank National Association, as trustee, entered into two supplemental indentures (the “Supplemental Indentures”), supplementing the indentures dated as of September 14, 2012 and August 1, 2013, pursuant to which TLLP issued $350.0 million aggregate principal amount of 5.875% senior notes due 2020 (the “5.875% 2020 Notes”) and $550.0 million aggregate principal amount of 6.125% senior notes due 2021 (the “6.125% 2021 Notes”), respectively. Pursuant to the Supplemental Indentures, the Guaranteeing Subsidiary became guarantor of TLLP’s obligations under its 5.875% 2020 Notes and 6.125% 2021 Notes. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Supplemental Indentures which are attached as Exhibit 4.1 and 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

On December 12, 2013, Tesoro Logistics LP issued a press release announcing that the Partnership intends to commence a private offering of $250.0 million in aggregate principal amount of senior notes (the "Notes") for issuance in a private placement, not registered under the Securities Act. The proceeds of the offering, together with cash on hand, will be used to (i) repay $250.0 million of indebtedness outstanding under the Partnership's revolving credit facility, which was used to fund a portion of the Partnership's acquisition of two marine terminals, a marine storage terminal, a products terminal, a petroleum coke handling and storage facility, over 100 miles of active crude oil and refined products pipelines and certain other related assets and properties from Tesoro Refining & Marketing Company LLC, a subsidiary of Tesoro Corporation and (ii) pay estimated fees and expenses related to this offering. A copy of the Partnership's press release relating to the private offering of the Notes, issued pursuant to Rule 135c of the Securities Act, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Partnership.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	First Supplemental Indenture dated as of December 9, 2013, among Tesoro SoCal Pipeline Company LLC, Tesoro Logistics LP, Tesoro Logistics Finance Corp., and U.S. Bank National Association, as Trustee.

4.2
Second Supplemental Indenture dated as of December 9, 2013, among Tesoro SoCal Pipeline Company LLC, Tesoro Logistics LP, Tesoro Logistics Finance Corp., and U.S. Bank National Association, as Trustee.

99.1	Press Release dated December 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: December 12, 2013

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
4.1	First Supplemental Indenture dated as of December 9, 2013, among Tesoro SoCal Pipeline Company LLC, Tesoro Logistics LP, Tesoro Logistics Finance Corp., and U.S. Bank National Association, as Trustee.

4.2
Second Supplemental Indenture dated as of December 9, 2013, among Tesoro SoCal Pipeline Company LLC, Tesoro Logistics LP, Tesoro Logistics Finance Corp., and U.S. Bank National Association, as Trustee.

99.1	Press Release dated December 12, 2013.

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